POWER OF ATTORNEY

                     WITH RESPECT TO GLENBROOK LIFE SCUDDER
                               VARIABLE ACCOUNT A
                                  (REGISTRANT)

                              GLAC SCUDDER HORIZON


         Know all men by these presents that Thomas J. Wilson, II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with full power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for Glenbrook Life Scudder Variable Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                     April 20, 2000
                                     ---------------------
                                     Date

                                     /s/THOMAS J. WILSON, II
                                     Thomas J. Wilson, II
                                     President, Chief Operating Officer
                                     And Director (Principal Executive Officer)

                                POWER OF ATTORNEY

                     WITH RESPECT TO GLENBROOK LIFE SCUDDER
                               VARIABLE ACCOUNT A
                                  (REGISTRANT)

                              GLAC SCUDDER HORIZON


         Know all men by these presents that Michael J. Velotta, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, his attorney-in-fact, with full power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for Glenbrook Life Scudder Variable Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                      April 20, 2000
                                      --------------------------
                                      Date

                                      /s/MICHAEL J. VELOTTA
                                      Michael J. Velotta
                                      Vice President, Secretary,
                                      General Counsel and Director

                                POWER OF ATTORNEY

                     WITH RESPECT TO GLENBROOK LIFE SCUDDER
                               VARIABLE ACCOUNT A
                                  (REGISTRANT)

                              GLAC SCUDDER HORIZON



         Know all men by these presents that John R. Hunter, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) his attorney-in-fact, with full power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for Glenbrook Life Scudder Variable Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                        April 20, 2000
                                        ------------------
                                        Date

                                        /s/JOHN R. HUNTER
                                        John R. Hunter
                                        Vice President and Director

                                POWER OF ATTORNEY

                     WITH RESPECT TO GLENBROOK LIFE SCUDDER
                               VARIABLE ACCOUNT A
                                  (REGISTRANT)

                              GLAC SCUDDER HORIZON


         Know all men by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) his attorney-in-fact, with full power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for Glenbrook Life Scudder Variable Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                        April 20, 2000
                                        --------------------------------
                                        Date

                                        /s/KEVIN R. SLAWIN
                                        Kevin R. Slawin
                                        Vice President and Director
                                        (Principal Financial Officer)

                                POWER OF ATTORNEY

                     WITH RESPECT TO GLENBROOK LIFE SCUDDER
                               VARIABLE ACCOUNT A
                                  (REGISTRANT)

                              GLAC SCUDDER HORIZON



         Know all men by these presents that Brent H. Hamann, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) his attorney-in-fact, with full power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for Glenbrook Life Scudder Variable Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                       April 20, 2000
                                        -------------------
                                       Date

                                       /s/BRENT H. HAMANN
                                       Brent H. Hamann
                                       Director

                                POWER OF ATTORNEY

                     WITH RESPECT TO GLENBROOK LIFE SCUDDER
                               VARIABLE ACCOUNT A
                                  (REGISTRANT)

                              GLAC SCUDDER HORIZON


         Know all men by these presents that Sarah R. Donahue, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) her attorney-in-fact, with full power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for Glenbrook Life Scudder Variable Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                        April 20, 2000
                                        --------------------
                                        Date

                                       /s/SARAH R. DONAHUE
                                       Sarah R. Donahue
                                       Assistant Vice President and Director

                                POWER OF ATTORNEY

                     WITH RESPECT TO GLENBROOK LIFE SCUDDER
                               VARIABLE ACCOUNT A
                                  (REGISTRANT)

                              GLAC SCUDDER HORIZON


         Know all men by these presents that Timothy N. Vander Pas, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) his attorney-in-fact, with full power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for Glenbrook Life Scudder Variable Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                      April 20, 2000
                                        ---------------------------
                                      Date

                                      /s/TIMOTHY N. VANDER PAS
                                      Timothy N. Vander Pas
                                      Assistant Vice President and Director

                                POWER OF ATTORNEY

                     WITH RESPECT TO GLENBROOK LIFE SCUDDER
                               VARIABLE ACCOUNT A
                                  (REGISTRANT)

                              GLAC SCUDDER HORIZON


         Know all men by these presents that G. Craig Whitehead, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) his attorney-in-fact, with full power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for Glenbrook Life Scudder Variable Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                         April 20, 2000
                                        ------------------------
                                         Date

                                         /s/G. CRAIG WHITEHEAD
                                         G. Craig Whitehead
                                         Assistant Vice President and Director

                                POWER OF ATTORNEY

                     WITH RESPECT TO GLENBROOK LIFE SCUDDER
                               VARIABLE ACCOUNT A
                                  (REGISTRANT)

                              GLAC SCUDDER HORIZON


         Know all men by these presents that Samuel H. Pilch, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) his attorney-in-fact, with full power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for Glenbrook Life Scudder Variable Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                       April 20, 2000
                                       -----------------------
                                       Date

                                       /s/SAMUEL H. PILCH
                                       Samuel H. Pilch
                                       Controller (Principal Accounting Officer)